UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 31, 2024

Bakkt Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 534-5849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
On May 31, 2024, Bakkt Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 1,289,372 shares of the Company’s Class A common stock (“Class A Common Stock”) and 7,107,277 shares of the Company’s Class V common stock (“Class V Common Stock” and, together with the Class A Common Stock, the “Common Stock”), in each case after giving effect to the Company’s previously disclosed 1-for-25 reverse stock split effected on April 29, 2024 (the “Reverse Stock Split”). At the Annual Meeting, shares representing 64.5% of the voting power of all issued and outstanding shares of Common Stock as of April 8, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business, were present in person or by proxy and voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 19, 2024. The voting results provided below reflect share amounts after giving effect to the Reverse Stock Split.
1.The stockholders elected the three individuals listed below as directors to serve on the Board of Directors of the Company, each to serve until the 2027 annual meeting of stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Sean Collins	7,090,703	1,305,946	—
Richard Lumb	7,955,305	441,344	—
Andrew Main	8,113,941	282,708	—
2.    The second proposal was omitted.
3.    The stockholders approved an amendment to the Company’s 2021 Omnibus Incentive Plan to authorize 938,625 additional shares of Class A Common Stock (after giving effect to the Reverse Stock Split). The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,370,966	1,021,531	4,122	—
4.    The stockholders did not approve a shareholder proposal requesting the adoption of a simple majority vote standard. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
909,252	7,480,999	6,399	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: June 6, 2024

BAKKT HOLDINGS, INC.

By:	/s/ Marc D'Annunzio
Name:	Marc D’Annunzio
Title:	General Counsel and Secretary